U.S. SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                         FORM 8-K


                                      CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 30, 2007

                            5G WIRELESS COMMUNICATIONS, INC.
                    (Exact Name of Registrant as Specified in Its Charter)

          Nevada                         0-30448               20-0420885
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

         4136 Del Rey Avenue, Marina del Rey, California           90292
             (Address of Principal Executive Offices)             (Zip Code)

         Registrant's telephone number, including area code:  (310) 448-8022



               (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     (a) Between May 30, 2007 and August 9, 2007, the Company issued a total of 11,401,410 shares of common stock to a total of 7 individuals and companies for services provided to the Company.
These shares were valued at a total of $152,983 ($0.0134 per share).

     (b) Between May 30, 2007 and August 13, 2007, the Company issued a total of 7,655,543 shares of common stock to a total of 7 individuals and companies in connection with the conversion of convertible debt. These shares were valued at a total of $49,505 ($0.0065 per share).

     (c) Between May 30, 2007 and July 18, 2007, the Company sold a total of 30,932,825 shares of common stock to a total of 9 accredited investors for a total consideration of $191,636 ($0.0065 per share).

     (d) On July 16, 2007, a total of 1,568,071 shares of common stock owned by Longview Fund, LP, Longview Equity Fund, LP, and
Longview International Equity Fund, LP were returned to the Company and cancelled in compliance with the Settlement Agreement and Mutual Release entered into by the Company with these entities on July 10, 2007.

     No commissions were paid in connection with the above-mentioned sales. These sales, except for those discussed under (c) above, were undertaken under Rule 506 of Regulation D under the Securities Act of 1933. Each of the transactions did not involve a public offering and each of the investors represented that he/she was a "sophisticated" or "accredited" investor as defined in Rule 502 of Regulation D.

     The sales discussed under (c) above were undertaken in offshore transactions under Regulation S in which no directed selling efforts were made in the United States by the Company, or any person acting on behalf of any of the Company. In addition, the other provisions of Rule 903(b)(3)(i) and (iii) were complied with.

ITEM 8.01 OTHER EVENTS

     As of August 21, 2007, the Company's issued and outstanding common stock totaled 100,578,125 shares.



                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: August 21, 2007                 By: /s/ Andrew D. McCormac
                                       Andrew D. McCormac,
                                       Chief Financial Officer